Gibraltar Announces Third-Quarter 2020 Financial Results

Q3 Revenues Grow 10%, GAAP and Adjusted EPS Grow 36% and 12%, Respectively
Backlog of $304 million up 26% on Renewable Energy and Conservation Demand
Strong Balance Sheet and Liquidity Supports Execution and Ongoing Investment in the Business
Completes Acquisition of Architectural Mailboxes in Residential Products Segment

Buffalo, New York, October 29, 2020 - Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the renewable energy, conservation, residential, industrial and infrastructure markets, today reported its financial results for the three-month period ended September 30, 2020.

“We delivered a solid performance as we continued to focus on executing our business plans. Revenue increased 10.2% and adjusted EPS increased 11.6%, with GAAP and adjusted operating margins improving 280 and 40 basis points respectively,” said President and Chief Executive Officer Bill Bosway. “Our investments across the business over the last nine months have been meaningful, targeted, and are beginning to generate positive results. We also recently completed a $27 million acquisition of Architectural Mailboxes, a complementary addition to our Mail and Package solutions business. We enter the fourth quarter with solid momentum and a backlog of $304 million, up 26%, and a strong, liquid balance sheet to fund key initiatives.”

Third Quarter 2020 Consolidated Results

Gibraltar reported the following consolidated results:

	Three Months Ended September 30,
Dollars in millions, except EPS	GAAP			Adjusted
	2020	2019	% Change	2020	2019	% Change
Net Sales	$329.7	$299.2	10.2%	$329.7	$299.2	10.2%
Net Income	$33.8	$24.5	38.0%	$34.9	$31.2	11.9%
Diluted EPS	$1.02	$0.75	36.0%	$1.06	$0.95	11.6%

Third quarter 2020 net sales increased 10.2% to $329.7 million, driven by the Residential Products and Renewable Energy & Conservation segments. Of the 10.2% increase, organic growth accounted for 2.1%, and recent acquisitions contributed 8.1%.

GAAP earnings increased 38.0% to $33.8 million, or $1.02 per share, while adjusted earnings increased 11.9% to $34.9 million, or $1.06 per share, the result of organic growth and marked margin expansion in our Residential Products segment, continued execution in all core businesses, product and services mix, favorable alignment of price to material costs, and ongoing benefits from operational excellence initiatives. Adjusted measures remove charges for restructuring initiatives, acquisition-related items, senior leadership transition costs, and other reclassifications, as further described in the appended reconciliation of adjusted financial measures.

Third Quarter Segment Results

Renewable Energy & Conservation

For the third quarter, the Renewable Energy & Conservation segment reported:

	Three Months Ended September 30,
Dollars in millions	GAAP			Adjusted
	2020	2019	% Change	2020	2019	% Change
Net Sales	$128.3	$116.8	9.8%	$128.3	$116.8	9.8%
Operating Margin	11.1%	16.8%	(570) bps	11.6%	17.8%	(620) bps

Segment revenue increased 9.8% driven by growth in Renewable Energy and previous acquisitions in the Conservation business, offset by a decline in the core Conservation business related to a slowdown in the cannabis and hemp markets. Total segment backlog increased 28% with Renewable Energy and Conservation businesses contributing equally to the increase over 2019. The strength in backlog is the result of strong end market demand in Renewable Energy, and in Conservation, driven by strength in the fruits and vegetables market and increasing activity in the cannabis market.

Adjusted operating margin declined for the quarter driven by near-term market challenges impacting the Conservation business, particularly related to the cannabis and hemp markets. The acquisitions made in the Conservation business delivered margins consistent with expectations, and margins are expected to improve moving forward. Renewable Energy margin performance remains solid, driven by strong execution, participation gains, and product and service mix.

Residential Products

For the third quarter, the Residential Products segment reported:

	Three Months Ended September 30,
Dollars in millions	GAAP			Adjusted
	2020	2019	% Change	2020	2019	% Change
Net Sales	$151.7	$126.3	20.1%	$151.7	$126.3	20.1%
Operating Margin	21.4%	13.5%	790 bps	21.5%	16.2%	530 bps

Segment revenue increased 20.1% as the home improvement market continued to show solid activity, and through participation gains across our various distribution channels. Adjusted operating margin increased with consistent execution on higher volume, effective price and material cost management, and additional 80/20 initiatives.

Subsequent to quarter-end, Gibraltar acquired Architectural Mailboxes for $27 million, a complementary addition to Gibraltar’s existing mail & package solutions business within the Residential segment. The acquisition provides an entry into new market segments while creating synergy across digital marketing, engineering, and supply chain initiatives. Architectural Mailboxes revenue is expected to be $26 million in 2020.

Industrial & Infrastructure Products

For the third quarter, the Industrial & Infrastructure Products segment reported:

	Three Months Ended September 30,
Dollars in millions	GAAP			Adjusted
	2020	2019	% Change	2020	2019	% Change
Net Sales	$49.7	$56.2	(11.6)%	$49.7	$56.2	(11.6)%
Operating Margin	10.5%	9.7%	80 bps	11.0%	10.2%	80 bps

Segment revenue decreased 11.6%, driven by lower demand for core industrial products. The infrastructure business was down slightly as the pandemic affected spending on infrastructure projects in certain end markets. Infrastructure backlog grew slightly.

The increase in adjusted operating margin was driven by continued improvement in execution in the industrial business and effective price and material cost management.

Business Outlook

Gibraltar delivered solid revenue and adjusted EPS growth through the first three quarters, and expects fourth quarter performance to surpass 2019 results. Given the ongoing level of uncertainty related to the pandemic, the economy, and the upcoming election, Gibraltar is maintaining the practice of providing qualitative guidance.

“While our momentum and end market trends continue to be positive, we are closely monitoring the everchanging pandemic landscape and potential impact on the U.S. and global economy,” Bosway commented. “We remain focused on executing our operating playbook, maintaining a safe environment for our people, and meeting our customers’ needs every day. We will also continue key organic and inorganic investments to strengthen our business platforms for the markets we serve.”

Third Quarter 2020 Conference Call Details

Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the third quarter of 2020. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com or dial into the call at (833) 665-0649 or (914) 987-7311. Presentation slides referenced during the conference call will be available for download on the website. A webcast replay of the conference call and a copy of the transcript will be available on the website following the call.

About Gibraltar
Gibraltar Industries is a leading manufacturer and provider of products and services for the renewable energy, conservation, residential, industrial, and infrastructure markets. With a three-pillar strategy focused on business systems, portfolio management, and organization and talent development, Gibraltar’s mission is to create compounding and sustainable value with strong leadership positions in higher growth, profitable end markets. Gibraltar serves customers primarily throughout North America. Comprehensive information about Gibraltar can be found on its website at www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the impacts of COVID-19 on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flows, other general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions. Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release. Adjusted financial measures exclude special charges consisting of restructuring costs primarily associated with 80/20 simplification initiatives, senior leadership transition costs, early debt repayment, acquisition related costs, and other reclassifications. These adjustments are shown in the reconciliation of adjusted financial measures excluding special charges provided in the supplemental financial schedules that accompany this news release. The Company believes that the presentation of results excluding special charges provides meaningful supplemental data to investors, as well as management, that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies.

Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net Sales	$329,665	$299,236	$864,918	$789,308
Cost of sales	244,222	222,658	650,830	605,272
Gross profit	85,443	76,578	214,088	184,036
Selling, general, and administrative expense	41,584	45,158	120,448	115,444
Income from operations	43,859	31,420	93,640	68,592
Interest expense	218	17	385	2,297
Other expense (income)	53	84	(1,542)	660
Income before taxes	43,588	31,319	94,797	65,635
Provision for income taxes	9,828	6,843	21,686	14,901
Net income	$33,760	$24,476	$73,111	$50,734

Net earnings per share:
Basic	$1.03	$0.75	$2.24	$1.57
Diluted	$1.02	$0.75	$2.22	$1.55
Weighted average shares outstanding:
Basic	32,635	32,470	32,606	32,357
Diluted	32,969	32,770	32,902	32,677

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	September 30, 2020	December 31, 2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$179,816	$191,363
Accounts receivable, net of allowance of $3,319 and $6,330	203,488	147,515
Inventories, net	77,943	78,476
Prepaid expenses and other current assets	20,306	19,748
Total current assets	481,553	437,102
Property, plant, and equipment, net	94,983	95,409
Operating lease assets	32,359	27,662
Goodwill	382,427	329,705
Acquired intangibles	108,821	92,592
Other assets	1,703	1,980
	$1,101,846	$984,450
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$131,746	$83,136
Accrued expenses	106,480	98,463
Billings in excess of cost	31,267	47,598
Total current liabilities	269,493	229,197
Deferred income taxes	40,942	40,334
Non-current operating lease liabilities	23,314	19,669
Other non-current liabilities	22,022	21,286
Shareholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 50,000 shares; 33,519 shares and 33,192 shares issued and outstanding in 2020 and 2019	335	332
Additional paid-in capital	302,107	295,582
Retained earnings	478,488	405,668
Accumulated other comprehensive loss	(6,220)	(5,391)
Cost of 1,024 and 906 common shares held in treasury in 2020 and 2019	(28,635)	(22,227)
Total shareholders’ equity	746,075	673,964
	$1,101,846	$984,450

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2020	2019
Cash Flows from Operating Activities
Net income	$73,111	$50,734
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,325	14,923
Stock compensation expense	6,151	10,087
Gain on sale of business	(1,881)	—
Exit activity costs, non-cash	505	479
Provision for (benefit of) deferred income taxes	668	(429)
Other, net	1,402	3,267
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	(40,176)	(56,645)
Inventories	6,102	18,617
Other current assets and other assets	6,095	(6,949)
Accounts payable	13,408	22,770
Accrued expenses and other non-current liabilities	(26,516)	15,640
Net cash provided by operating activities	56,194	72,494
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	(54,385)	(8,665)
Net proceeds from sale of property and equipment	568	87
Purchases of property, plant, and equipment	(9,335)	(7,703)
Net proceeds from sale of business	2,000	—
Net cash used in investing activities	(61,152)	(16,281)
Cash Flows from Financing Activities
Long-term debt payments	—	(212,000)
Payment of debt issuance costs	—	(1,235)
Purchase of treasury stock at market prices	(6,408)	(3,495)
Net proceeds from issuance of common stock	377	400
Net cash used in financing activities	(6,031)	(216,330)
Effect of exchange rate changes on cash	(558)	729
Net decrease in cash and cash equivalents	(11,547)	(159,388)
Cash and cash equivalents at beginning of year	191,363	297,006
Cash and cash equivalents at end of period	$179,816	$137,618

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,2020
	As Reported In GAAP Statements	Restructuring Charges	Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$128,258	$—	$—	$—	$128,258
Residential Products	151,718	—	—	—	151,718
Industrial & Infrastructure Products	49,767	—	—	—	49,767
Less Inter-Segment Sales	(78)	—	—	—	(78)
	49,689	—	—	—	49,689
Consolidated sales	329,665	—	—	—	329,665

Income from operations
Renewable Energy & Conservation	14,195	172	—	572	14,939
Residential Products	32,454	186	—	—	32,640
Industrial & Infrastructure Products	5,199	252	—	—	5,451
Segments Income	51,848	610	—	572	53,030
Unallocated corporate expense	(7,989)	17	170	16	(7,786)
Consolidated income from operations	43,859	627	170	588	45,244

Interest expense	218	—	—	—	218
Other expense	53	—	—	—	53
Income before income taxes	43,588	627	170	588	44,973
Provision for income taxes	9,828	146	—	135	10,109
Net income	$33,760	$481	$170	$453	$34,864
Net earnings per share - diluted	$1.02	$0.02	$0.01	$0.01	$1.06

Operating margin
Renewable Energy & Conservation	11.1%	0.1%	—%	0.4%	11.6%
Residential Products	21.4%	0.1%	—%	—%	21.5%
Industrial & Infrastructure Products	10.5%	0.5%	—%	—%	11.0%
Segments Margin	15.7%	0.2%	—%	0.2%	16.1%
Consolidated	13.3%	0.2%	0.1%	0.2%	13.7%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30, 2019
	As Reported In GAAP Statements	Restructuring Charges	Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$116,771	$—	$—	$—	$116,771
Residential Products	126,275	—	—	—	126,275
Industrial & Infrastructure Products	56,361	—	—	—	56,361
Less Inter-Segment Sales	(171)	—	—	—	(171)
	56,190	—	—	—	56,190
Consolidated sales	299,236	—	—	—	299,236

Income from operations
Renewable Energy & Conservation	19,633	37	—	1,166	20,836
Residential Products	17,012	3,415	—	—	20,427
Industrial & Infrastructure Products	5,462	285	—	—	5,747
Segments income	42,107	3,737	—	1,166	47,010
Unallocated corporate expense	(10,687)	246	2,708	470	(7,263)
Consolidated income from operations	31,420	3,983	2,708	1,636	39,747

Interest expense	17	—	—	—	17
Other expense	84	—	—	—	84
Income before income taxes	31,319	3,983	2,708	1,636	39,646
Provision for income taxes	6,843	1,030	161	417	8,451
Net income	$24,476	$2,953	$2,547	$1,219	$31,195
Net earnings per share - diluted	$0.75	$0.09	$0.08	$0.03	$0.95

Operating margin
Renewable Energy & Conservation	16.8%	—%	—%	1.0%	17.8%
Residential Products	13.5%	2.7%	—%	—%	16.2%
Industrial & Infrastructure Products	9.7%	0.5%	—%	—%	10.2%
Segments margin	14.1%	1.2%	—%	0.4%	15.7%
Consolidated	10.5%	1.3%	0.9%	0.5%	13.3%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2020
	As Reported In GAAP Statements	Restructuring Charges	Senior Leadership Transition Costs	Acquisition Related Items	Gain on Sale of Business	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$323,014	$—	$—	$—	$—	$323,014
Residential Products	394,609	—	—	—	—	394,609
Industrial & Infrastructure Products	147,831	—	—	—	—	147,831
Less Inter-Segment Sales	(536)	—	—	—	—	(536)
	147,295	—	—	—	—	147,295
Consolidated sales	864,918	—	—	—	—	864,918

Income from operations
Renewable Energy & Conservation	29,082	578	—	2,745	—	32,405
Residential Products	74,143	670	—	—	—	74,813
Industrial & Infrastructure Products	15,832	564	—	—	—	16,396
Segments Income	119,057	1,812	—	2,745	—	123,614
Unallocated corporate expense	(25,417)	116	2,512	325	—	(22,464)
Consolidated income from operations	93,640	1,928	2,512	3,070	—	101,150

Interest expense	385	—	—	—	—	385
Other (income) expense	(1,542)	—	—	—	1,881	339
Income before income taxes	94,797	1,928	2,512	3,070	(1,881)	100,426
Provision for income taxes	21,686	455	—	725	(469)	22,397
Net income	$73,111	$1,473	$2,512	$2,345	$(1,412)	$78,029
Net earnings per share – diluted	$2.22	$0.04	$0.08	$0.07	$(0.04)	$2.37

Operating margin
Renewable Energy & Conservation	9.0%	0.2%	—%	0.8%	—%	10.0%
Residential Products	18.8%	0.2%	—%	—%	—%	19.0%
Industrial & Infrastructure Products	10.7%	0.4%	—%	—%	—%	11.1%
Segments Margin	13.8%	0.2%	—%	0.3%	—%	14.3%
Consolidated	10.8%	0.2%	0.3%	0.4%	—%	11.7%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Nine Months Ended September 30, 2019
	As Reported In GAAP Statements	Restructuring Charges	Senior Leadership Transition Costs	Acquisition Related Items	Debt Repayment	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$261,612	$—	$—	$—	$—	$261,612
Residential Products	360,417	—	—	—	—	360,417
Industrial & Infrastructure Products	168,096	—	—	—	—	168,096
Less Inter-Segment Sales	(817)	—	—	—	—	(817)
	167,279	—	—	—	—	167,279
Consolidated sales	789,308	—	—	—	—	789,308

Income from operations
Renewable Energy & Conservation	30,914	36	—	1,166	—	32,116
Residential Products	49,880	3,785	78	—	—	53,743
Industrial & Infrastructure Products	13,660	1,598	—	—	—	15,258
Segments income	94,454	5,419	78	1,166	—	101,117
Unallocated corporate expense	(25,862)	919	6,973	474	—	(17,496)
Consolidated income from operations	68,592	6,338	7,051	1,640	—	83,621

Interest expense	2,297	—	—	—	(1,079)	1,218
Other expense	660	—	—	—	—	660
Income before income taxes	65,635	6,338	7,051	1,640	1,079	81,743
Provision for income taxes	14,901	1,616	481	418	269	17,685
Net income	$50,734	$4,722	$6,570	$1,222	$810	$64,058
Net earnings per share - diluted	$1.55	$0.15	$0.20	$0.04	$0.02	$1.96

Operating margin
Renewable Energy & Conservation	11.8%	—%	—%	0.4%	—%	12.3%
Residential Products	13.8%	1.1%	—%	—%	—%	14.9%
Industrial & Infrastructure Products	8.2%	1.0%	—%	—%	—%	9.1%
Segments margin	12.0%	0.7%	—%	0.1%	—%	12.8%
Consolidated	8.7%	0.8%	0.9%	0.2%	—%	10.6%